EXHIBIT 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U-Haul International, Inc. (the “Registrant”) on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert T. Peterson, Chief Financial Officer of U-Haul International, Inc. certify, to the best of my knowledge, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

/s/ Robert T. Peterson
Robert T. Peterson
Chief Financial Officer

Date: November 4, 2005